Net Loss per Share Disclosure: Schedule of Antidilutive Securities Excluded from Computation of Earnings Per Share (Tables)	Dec. 31, 2022
Tables/Schedules
Schedule of Antidilutive Securities Excluded from Computation of Earnings Per Share

	December 31, 2022	December 31, 2021

Common Stock Equivalents:
Stock Warrants	1,547,991,666	798,241,666
Convertible Preferred Stock	8,367,543,047	1,277,345,644
Convertible Notes	12,192,307,692	411,183,645
Total	22,107,842,405	2,486,770,955